                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-7154

                  Cohen & Steers Total Return Realty Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (212) 832-3232

                      Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2003

Item 1. Reports to Stockholders.

The registrant's semi-annual report to shareholders, for the period ended June 30, 2003, is hereby included.

Item 9. Controls and Procedures.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits.

(a)(2)(i) Certification, dated as of August 19, 2003, of Robert H. Steers, principal executive officer of the registrant.

(a)(2)(ii) Certification, dated as of August 19, 2003, of Martin Cohen, principal financial officer of the registrant.

(b) (1) Certification, dated as of August 19, 2003, of Robert H. Steers, chief executive officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

(b) (2) Certification, dated as of August 19, 2003, of Martin Cohen, chief financial officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

   By: /s/ Robert H. Steers, Chairman

   Date: August 19, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


   By: /s/ Robert H. Steers, Chairman, Secretary and principal executive officer

   Date: August 19, 2003

   By: /s/ Martin Cohen, President, Treasurer and principal financial officer

   Date: August 19, 2003

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

July 23, 2003

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and six months ended June 30, 2003. The net asset value at that date was $14.92. In addition, during the quarter, three $0.085 per share monthly dividends were declared and paid.

MIDYEAR REVIEW

    For the quarter, Cohen & Steers Total Return Realty Fund had a total return, based on income and change in net asset value, of 12.9%. This compares to the NAREIT Equity REIT Index's(a) total return of 13.1%. For the six months ended June 30, 2003, the fund's total return was 14.1%, compared to NAREIT's 13.9%.

    At long last, nearly every sector of the U.S. financial markets provided exceptional returns in the second quarter. REITs extended their winning streak to over three years, and posted their best quarterly return since the fourth quarter of 1996. In addition, the stock market arose from its three year slump and posted its best performance (15.4% total return for the S&P 500 Index) since the fourth quarter of 1998. Bonds extended what has now been, effectively, a 22-year bull market, with the 30-year Treasury bond registering a total return of 5.4%.

    There was an avalanche of geopolitical and economic news in the past three months, most of it with positive implications. War in Iraq abated while steps toward peace in the Middle East were promising. Congress passed tax cut legislation, with a great deal of benefit going to investors by virtue of lowered levies on dividends and capital gains. Interest rates reached their lowest level in over 50 years, as the Fed's accommodative monetary policy continued unabated. Consumer and business confidence clearly began to rise, and more Americans now own homes than ever before. While these positive developments have yet to ignite job creation, capital spending and strong overall economic growth -- with the exception of housing -- we believe that forecasts for accelerated growth in the second half of 2003 and beyond have clearly gained credibility. We believe this renewed optimism has helped the outlook for both real estate and REITs.

    We are very pleased with our performance relative to our benchmark. The strongest contributors to our out-performance were our overweight in the regional mall sector and our underweight in the apartment, hotel and self storage sectors. Also contributing to our out-performance was our stock selection in the health care, apartment and industrial sectors. Our investment in REIT preferred stocks detracted from our performance, as the total return of these securities, though positive, lagged that of the overall REIT market.

    REITs are operating in an environment that they have never before experienced. In nearly all of the previous cycles that we can remember, when coming out of a recession real estate fundamentals have been dismal, property owners were in distress, and equity and debt capital was unavailable at a reasonable price as investors and lenders shunned the asset class. In this cycle, however, there is virtually no distress on the part of any major property owners. While there is no doubt that real estate fundamentals are weak -- vacancy rates are high and many

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

--------------------------------------------------------------------------------
                                       1

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

property-level cash flows have been flat or declining -- fundamentals are more disparate across sectors than we have ever seen coming out of a recession. Most notable is the retail sector where occupancies and rents remain very strong. Instead of capital fleeing the industry, it is now more plentiful than ever and has never carried a lower cost. Investors that have been waiting for an opportunity to acquire assets at bargain prices have been disappointed, as prices have remained firm, or even risen, nearly across the board.

    Consequently, the opportunity set for REITs is entirely different from past history. Instead of an asset pricing opportunity, property owners now have a liability pricing opportunity. Record low interest rates have allowed REITs to refinance existing higher cost debt and boost earnings, just as homeowners and homebuyers have been doing as they finance and refinance their mortgages. In addition, REITs have been able to take advantage of the strong demand for property by selling assets, enabling them to reposition and upgrade the quality of their portfolios, while simultaneously strengthening their balance sheets. For some investors, REITs themselves are the opportunity -- there were four major acquisitions of public REITs in the first half of the year, and we suspect that there will be even more merger and acquisition activity in the second half of the year.

    The strong REIT equity market offered renewed opportunities in the first half of the year. Two initial public offerings were completed in late June, as American Financial Realty and Maguire Properties together raised $1.4 billion in common stock. This compares to just one IPO in 2002 (Heritage Properties), which raised $450 million. Lower interest rates enabled REITs to tap the preferred stock market as $1.7 billion was raised in the first half of 2003, compared to $1.2 billion in the first half of 2002. Much of this capital was used to refinance, at lower rates, preferred issues that reached their call dates. An important source of demand for these securities has been mutual funds specializing strictly in preferred stocks. REITs also issued $6.8 billion of unsecured debt, mostly at historically low interest rates.

    Despite such market conditions, equity issuance was modest in the first half of the year, as was demand for REIT shares. Common equity issuance, at $1.4 billion, was at a historical low and well below last year's $2.1 billion pace at mid-year. Capital flows into real estate mutual funds were $1.6 billion, compared to $2.5 billion in the first half of 2002. Largely due to capital appreciation, real estate mutual fund assets stood at a record $20 billion at mid-year, up from $15 billion just six months ago. Some observers have suggested that REITs were relatively disadvantaged by the recent tax bill's exclusion of REITs from the lowered 15% dividend tax rate for investors, because REITs already don't pay taxes at the corporate level. Nonetheless their substantial dividend yield potential (still superior to nearly all alternatives on an after-tax basis) and growth potential have enabled REITs to remain the investment of choice for many real estate and income-oriented investors.

    Finally, the matter of corporate governance has become one of the most important issues in the financial world. As the nation's leading REIT investor and a very long-term holder of these securities, we view corporate governance as one of our most important responsibilities. While REITs in general tend to score rather well in comparison to other industries, many concerns remain. In the proxy-voting period of 2003, Cohen & Steers voted in opposition to management proposals or directors on 22 separate occasions. Most of these related to poison pills, board classification and independence, and compensation. Our emphasis on corporate governance issues is not new; in 2002 we voted in opposition to management 17 times, and in 2001, 21 times.

--------------------------------------------------------------------------------
                                       2

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

INVESTMENT OUTLOOK

    In our opinion, the single most important investment variable today relates to the current interest rate climate and the prospect of a low-return environment for the foreseeable future. We have experienced a secular re-pricing of the cost of money, as the inflation risk premium has effectively been extinguished from the bond market. As short-term interest rates approach zero, investors, savers, retirees, pension funds, foundations and endowments, and a host of financial managers are at a loss to find appropriate means to fulfill both long-term and short-term obligations. For example, a recent survey by Morgan Stanley Research found that nearly 90% of the 292 S&P 500 component companies they surveyed have annual return expectations of 8% or more for their pension fund assets. These obligations simply cannot be satisfied through U.S. Treasury or investment grade corporate debt securities whose coupons are far below this minimum return expectation. The experience of the equity markets over the past several years has served to rein in exposure to the volatility and low current income of stocks in general. Ironically, despite this aversion to the risk of equity markets, there has been a marked shift towards alternative and riskier investments, including high yield bonds, commodities, foreign securities, hedge funds and other vehicles, a trend that, frankly, we have difficulty figuring out.

    In today's market environment, many investors are finding REITs to be a very appealing asset class. Offering the potential for high income, tangible underlying asset value, low correlation to other assets and long-term growth, REITs are becoming increasingly more appreciated by investors. Further, we believe that the prudent use of leverage -- which is plentiful today at a modern record low cost -- by real estate owners and investors has helped real estate prices have remained firm despite weak fundamentals. Moreover, in our view, it explains why REITs are trading closer to some analysts' net asset value estimates than might otherwise be expected.

    The entire notion of net asset value is subject to considerable debate. It is our opinion that many analysts are underestimating REIT NAVs because they are ignoring three important variables. First, the capitalization rate used to value current rental streams and the discount rate used to value future rental streams are at a low point in history, suggesting that higher valuations are warranted. Second is the replacement cost of REIT assets. From Class A downtown office buildings to dominant regional malls, the cost to replace these assets -- assuming that one could at all -- far exceeds most current value estimates of such properties. And third, since we believe we are just beginning new economic and real estate growth cycles, investors should consider the potential for real assets to appreciate as economic conditions improve. With little or no speculative building taking place, except in the apartment sector, it is unlikely that there will be a glut of new space coming on to the market just as demand is increasing. This should necessarily precipitate an increase in occupancy rates, rents and asset values.

    In our view, the key to continued positive returns from REITs is the future course of the U.S. economy. As mentioned, signs of a recovery are beginning to emerge. In light of the massive fiscal and monetary stimulus currently in place, we are confident that in the coming quarters the economy will demonstrate increasing strength.

    With respect to strategy, we are encouraged that our office sector holdings are beginning to produce positive results. In our opinion, we are early in this cycle and are making few changes except with respect to some individual holdings. We believe that regional malls, the stars of the REIT industry over the past three years, are likely to show the strongest earnings growth and therefore remain a slight overweight position. We continue to

--------------------------------------------------------------------------------
                                       3

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

maintain a well-below market position in the shopping center sector, based on our belief that this sector is currently trading at the greatest premium to net asset value in our universe. Additionally, we remain underweight in the apartment sector, due to low demand created by ongoing incentives for, and the unparalleled attractiveness of, single-family home ownership.

    In light of the continued bull market for bonds, which only seemed to accelerate during the second quarter, some comments regarding our thoughts on REIT preferred stocks are in order. The good news for REITs is that strength in the bond market and demand generated by significant capital entering the market have presented very attractively priced opportunities. Many companies have taken advantage by issuing new preferreds, with proceeds being used to redeem higher-priced existing preferreds and for other corporate purposes. However, these factors have made REIT preferred stocks less attractive. As a result, we marginally reduced our allocation to REIT preferreds during the quarter. Subsequent to quarter-end, we have observed a reversal in the strength of the bond market, and will look to take advantage if REIT preferred pricing adjusts accordingly.

    When any sector performs as well as -- and for as long as -- REITs have, an abundance of skeptics invariably appear, both among industry analysts as well as outside observers. We remain firm in our belief that we are at the beginning of a new cycle and that real estate owners are entering the new cycle in a very strong position. Further, we are not inclined to be market timers because we have not seen any timing strategies that have been consistently successful. We are confident that REITs will continue to play an important role in investors' portfolio needs.

Sincerely,

             MARTIN COHEN                 ROBERT H. STEERS
             MARTIN COHEN                 ROBERT H. STEERS
             President                    Chairman

                             GREG E. BROOKS
                             GREG E. BROOKS
                             Portfolio Manager

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.


           Cohen & Steers is online at COHENANDSTEERS.COM

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general. Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500
    Index or Nasdaq Composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM

--------------------------------------------------------------------------------
                                       5

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2003 (UNAUDITED)

                                                           NUMBER        VALUE       DIVIDEND
                                                          OF SHARES     (NOTE 1)     YIELD(a)
                                                          ---------   ------------   --------
EQUITIES                                        97.78%
  COMMON STOCK                                  75.97%
    DIVERSIFIED                                  9.91%
         Colonial Properties Trust.....................     82,100    $  2,889,099     7.56%
         Crescent Real Estate Equities Co..............    170,600       2,833,666     9.03
         iStar Financial...............................     36,900       1,346,850     7.26
         Vornado Realty Trust..........................    151,600       6,609,760     6.24
                                                                      ------------
                                                                        13,679,375
                                                                      ------------
    HEALTH CARE                                  8.64%
         Health Care Property Investors................    100,100       4,239,235     7.84
         Health Care REIT..............................     27,600         841,800     7.67
         Nationwide Health Properties..................    161,800       2,577,474     9.29
         Ventas........................................    281,700       4,267,755     7.06
                                                                      ------------
                                                                        11,926,264
                                                                      ------------
    INDUSTRIAL                                   2.68%
         First Industrial Realty Trust.................     64,700       2,044,520     8.67
         Keystone Property Trust.......................     89,500       1,656,645     7.02
                                                                      ------------
                                                                         3,701,165
                                                                      ------------
    OFFICE                                      24.19%
         Arden Realty..................................    160,000       4,152,000     7.78
         Brandywine Realty Trust.......................    184,900       4,552,238     7.15
         CarrAmerica Realty Corp.......................    155,100       4,313,331     7.19
         Equity Office Properties Trust................    219,600       5,931,396     7.40
         Highwoods Properties..........................    124,200       2,769,660     7.62
         Mack-Cali Realty Corp.........................    155,800       5,668,004     6.93
         Maguire Properties............................     53,800       1,035,650     8.31
         Prentiss Properties Trust.....................    165,300       4,957,347     7.47
                                                                      ------------
                                                                        33,379,626
                                                                      ------------

-------------------
(a) Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2003 (UNAUDITED)

                                                           NUMBER        VALUE       DIVIDEND
                                                          OF SHARES     (NOTE 1)      YIELD
                                                          ---------   ------------   --------
    OFFICE/INDUSTRIAL                            6.23%
         Kilroy Realty Corp............................     56,600    $  1,556,500     7.20%
         Liberty Property Trust........................    135,600       4,691,760     6.94
         Reckson Associates Realty Corp. -- Class B....    110,000       2,343,000    12.16
                                                                      ------------
                                                                         8,591,260
                                                                      ------------
    RESIDENTIAL -- APARTMENT                    10.72%
         Archstone-Smith Trust.........................    152,900       3,669,600     7.13
         AvalonBay Communities.........................     69,900       2,980,536     6.57
         Camden Property Trust.........................     78,900       2,757,555     7.27
         Gables Residential Trust......................    122,900       3,715,267     7.97
         Home Properties of New York...................     47,000       1,656,280     6.92
         Mid-America Apartment Communities.............        200           5,402     8.66
                                                                      ------------
                                                                        14,784,640
                                                                      ------------
    SELF STORAGE                                 0.05%
         Sovran Self Storage...........................      2,200          69,300     7.62
                                                                      ------------
    SHOPPING CENTER                             13.55%
      COMMUNITY CENTER                           4.92%
         Developers Diversified Realty Corp............     46,600       1,325,304     5.77
         Federal Realty Investment Trust...............     67,200       2,150,400     6.06
         Heritage Property Investment Trust............     51,300       1,389,204     7.75
         Kramont Realty Trust..........................     69,500       1,146,750     7.88
         Urstadt Biddle Properties -- Class A..........     60,000         771,600     6.53
                                                                      ------------
                                                                         6,783,258
                                                                      ------------
      REGIONAL MALL                              8.63%
         CBL & Associates Properties...................     50,900       2,188,700     6.09
         Glimcher Realty Trust.........................     95,200       2,132,480     8.57
         Macerich Co...................................    110,500       3,881,865     6.49
         Mills Corp....................................    110,600       3,710,630     6.74
                                                                      ------------
                                                                        11,913,675
                                                                      ------------
         TOTAL SHOPPING CENTER.........................                 18,696,933
                                                                      ------------
             TOTAL COMMON STOCK (Identified
                cost -- $87,381,210)...................                104,828,563
                                                                      ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       7

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2003 (UNAUDITED)

                                                           NUMBER        VALUE       DIVIDEND
                                                          OF SHARES     (NOTE 1)      YIELD
                                                          ---------   ------------   --------
PREFERRED STOCK                                 21.81%
  DIVERSIFIED                                    1.48%
         Colonial Properties Trust, 9.25%, Series C....        600    $     16,170     8.57%
         Colonial Properties Trust, 8.125%, Series D...     14,600         382,374     7.75
         Crescent Real Estate Equities Co., 6.75%,
           Series A (Convertible)......................     75,500       1,645,900     7.75
                                                                      ------------
                                                                         2,044,444
                                                                      ------------
  HEALTH CARE                                    2.63%
         Nationwide Health Properties, 7.677%, Series
           P...........................................     47,000       3,630,750     9.94
                                                                      ------------
  HOTEL                                          0.20%
         FelCor Lodging Trust, 9.00%, Series B.........      2,900          64,032    10.19
         Host Marriott Corp, 10.00%, Series C..........      3,500          87,395    10.01
         Host Marriott Financial Trust, 6.75% QUIPS
           (Convertible)(a)............................      3,200         130,211     8.31
                                                                      ------------
                                                                           281,638
                                                                      ------------
  INDUSTRIAL                                     0.38%
         Keystone Property Trust, 9.125%, Series D.....     18,800         521,700     8.22
                                                                      ------------
  OFFICE                                         4.43%
         Alexandria Real Estate Equities, 9.10%, Series
           B...........................................     13,900         392,675     8.07
         HRPT Properties Trust, 8.75%, Series B........     52,800       1,454,640     7.95
         Highwoods Properties, 8.625%, Series A........      4,300       4,265,063     8.70
                                                                      ------------
                                                                         6,112,378
                                                                      ------------
  RESIDENTIAL -- APARTMENT                       3.74%
         Apartment Investment & Management Co., 8.75%,
           Series D....................................     10,000         251,900     8.69
         Apartment Investment & Management Co., 9.375%,
           Series G....................................    113,200       3,129,980     8.46
         Apartment Investment & Management Co., 10.10%,
           Series Q....................................     25,000         675,250     9.37
         Apartment Investment & Management Co., 10.00%,
           Series R....................................     18,100         493,225     9.17
         Post Properties, 8.50%, Series A..............     11,000         607,750     7.69
                                                                      ------------
                                                                         5,158,105
                                                                      ------------

---------------------
(a) QUIPS Quarterly Income Preferred Securities.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       8

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2003 (UNAUDITED)

                                                           NUMBER        VALUE       DIVIDEND
                                                          OF SHARES     (NOTE 1)      YIELD
                                                          ---------   ------------   --------
  SHOPPING CENTER                                8.95%
    COMMUNITY CENTER                             0.55%
         Developers Diversified Realty Corp., 8.60%,
           Series F....................................      1,600    $     42,976     8.00%
         Ramco-Gershenson Property Trust, 9.50%, Series
           B...........................................     11,600         319,580     8.64
         Urstatdt Biddle Properties, 8.50%, Series C,
           144A(b).....................................      4,000         389,940     8.72
                                                                      ------------
                                                                           752,496
                                                                      ------------
    OUTLET CENTER                                0.51%
         Chelsea Property Group, 8.375%, Series A......     13,000         702,000     7.76
                                                                      ------------
    REGIONAL MALL                                7.89%
         CBL & Associates Properties, 8.75%, Series
           B...........................................     13,000         713,050     7.99
         Crown American Realty Trust, 11.00%, Series
           A...........................................     55,400       3,265,830     9.33
         Mills Corp., 9.00%, Series B..................     73,800       2,029,500     8.18
         Mills Corp., 9.00%, Series C..................     25,000         687,500     8.18
         Mills Corp., 8.75%, Series E..................     26,000         687,700     8.28
         Taubman Centers, 8.30%, Series A..............    139,500       3,508,425     8.27
                                                                      ------------
                                                                        10,892,005
                                                                      ------------
         TOTAL SHOPPING CENTER.........................                 12,346,501
                                                                      ------------
             TOTAL PREFFERED STOCK (Identified
                cost -- $26,638,462)...................                 30,095,516
                                                                      ------------
             TOTAL EQUITIES (Identified
                cost -- $114,019,672)..................                134,924,079
                                                                      ------------

                                                          PRINCIPAL       VALUE
                                                            AMOUNT       (NOTE 1)
                                                          ----------   ------------
CORPORATE BOND                                   0.47%
         Host Marriott, LP, 9.50%, due 1/15/07
           (Identified cost -- $600,557)...............   $  600,000   $    648,000
                                                                       ------------
COMMERCIAL PAPER                                 0.70%
         State Street Boston Corp., 1.10%, due 7/1/03
           (Identified cost -- $964,000)...............      964,000        964,000
                                                                       ------------
TOTAL INVESTMENTS (Identified
  cost -- $115,584,229) .......................  98.95%                 136,536,079
OTHER ASSETS IN EXCESS OF LIABILITIES ........... 1.05%                   1,453,416
                                                                       ------------
NET ASSETS (Equivalent to $14.92 per share based on
  9,249,159 shares of capital stock
  outstanding) ................................ 100.00%                $137,989,495
                                                                       ------------
                                                                       ------------

-------------------
(b) As of June 30, 2003, this security is subject to Rule 144A and is pending registration with the Securities and Exchange Commission. The fund prices this security at fair value using procedures approved by the fund's board of directors.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2003 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $115,584,229) (Note 1).......................  $136,536,079
    Cash....................................................           955
    Dividends and interest receivable.......................       863,741
    Receivable for investment securities sold...............       744,929
    Other assets............................................        13,970
                                                              ------------
         Total Assets.......................................   138,159,674
                                                              ------------
LIABILITIES:
    Payable to investment advisor...........................        78,598
    Payable for professional fees...........................        36,585
    Payable for investment securities purchased.............        30,182
    Payable to administrator................................         2,336
    Other liabilities.......................................        22,478
                                                              ------------
         Total Liabilities..................................       170,179
                                                              ------------
NET ASSETS applicable to 9,249,159 shares of $0.001 par
  value common stock outstanding (Note 5)...................  $137,989,495
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE:
  ($137,989,495 [div] 9,249,159 shares outstanding).........  $      14.92
                                                              ------------
                                                              ------------
MARKET PRICE PER SHARE......................................  $      15.98
                                                              ------------
                                                              ------------
MARKET PRICE PREMIUM TO NET ASSET VALUE PER SHARE...........          7.10%
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 4).........................  $113,478,440
    Undistributed net investment income.....................         7,661
    Accumulated net realized gain on investments............     3,551,544
    Net unrealized appreciation on investments..............    20,951,850
                                                              ------------
                                                              $137,989,495
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

Investment Income (Note 1):
    Dividend income.........................................  $ 5,166,927
    Interest income.........................................       36,958
                                                              -----------
         Total Income.......................................    5,203,885
                                                              -----------
Expenses:
    Investment advisory fees (Note 2).......................      440,841
    Reports to shareholders.................................       48,758
    Professional fees.......................................       38,025
    Directors' fees and expenses (Note 2)...................       21,773
    Transfer agent fees and expenses........................       14,561
    Custodian fees and expenses.............................       13,138
    Administration fees.....................................       13,017
    Registration and filing fees............................       10,179
    Miscellaneous...........................................       17,799
                                                              -----------
         Total Expenses.....................................      618,091
                                                              -----------
Net Investment Income.......................................    4,585,794
                                                              -----------
Net Realized and Unrealized Gain on Investments:
    Net realized gain on investments........................      319,003
    Net change in unrealized appreciation on investments....   12,626,483
                                                              -----------
         Net realized and unrealized gain on investments....   12,945,486
                                                              -----------
Net Increase in Net Assets Resulting from Operations........  $17,531,280
                                                              -----------
                                                              -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                        FOR THE             FOR THE
                                                    SIX MONTHS ENDED      YEAR ENDED
                                                     JUNE 30, 2003     DECEMBER 31, 2002
                                                     -------------     -----------------
Change in Net Assets:
    From Operations:
         Net investment income.....................   $  4,585,794       $  8,857,879
         Net realized gain on investments..........        319,003          8,070,085
         Net change in unrealized
            appreciation/(depreciation) on
            investments............................     12,626,483         (7,076,462)
                                                      ------------       ------------
              Net increase in net assets resulting
                from operations....................     17,531,280          9,851,502
                                                      ------------       ------------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income.....................     (4,578,133)        (6,959,063)
         Net realized gain on investments..........             --         (1,919,755)
                                                      ------------       ------------
              Total dividends and distributions to
                shareholders.......................     (4,578,133)        (8,878,818)
                                                      ------------       ------------
              Total increase in net assets.........     12,953,147            972,684
                                                      ------------       ------------
    Net Assets:
         Beginning of period.......................    125,036,348        124,063,664
                                                      ------------       ------------
         End of period.............................   $137,989,495       $125,036,348
                                                      ------------       ------------
                                                      ------------       ------------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                             FOR THE SIX               FOR THE YEAR ENDED DECEMBER 31,
                                            MONTHS ENDED    ------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:            JUNE 30, 2003    2002     2001      2000        1999          1998
--------------------------------            -------------   ------   -------   -------   -----------   -----------
Net asset value, beginning of period......     $13.52       $13.41   $ 12.35   $ 10.63   $     12.35   $     17.51
                                               ------       ------   -------   -------   -----------   -----------
Income from investment operations:
    Net investment income.................       0.50         0.96      0.97      0.94          1.01          1.17
    Net realized and unrealized
      gain/(loss) on investments..........       1.40         0.11      1.08      1.74         (1.74)        (3.36)
                                               ------       ------   -------   -------   -----------   -----------
        Total income from investment
          operations......................       1.90         1.07      2.05      2.68         (0.73)        (2.19)
                                               ------       ------   -------   -------   -----------   -----------
Less dividends and distributions to
  shareholders from:
    Net investment income.................      (0.50)       (0.75)    (0.77)    (0.74)        (0.83)        (0.74)
    Net realized gain on investments......         --        (0.21)       --        --            --         (2.05)
    Tax return of capital.................         --           --     (0.22)    (0.22)        (0.16)        (0.18)
                                               ------       ------   -------   -------   -----------   -----------
        Total dividends and distributions
          to shareholders.................      (0.50)       (0.96)    (0.99)    (0.96)        (0.99)        (2.97)
                                               ------       ------   -------   -------   -----------   -----------
        Net increase/(decrease) in net
          assets..........................       1.40         0.11      1.06      1.72         (1.72)        (5.16)
                                               ------       ------   -------   -------   -----------   -----------
Net asset value, end of period............     $14.92       $13.52   $ 13.41   $ 12.35   $     10.63   $     12.35
                                               ------       ------   -------   -------   -----------   -----------
                                               ------       ------   -------   -------   -----------   -----------
Market value, end of period...............     $15.98       $14.19   $ 13.60   $11.875   $    10.625   $     12.81
                                               ------       ------   -------   -------   -----------   -----------
                                               ------       ------   -------   -------   -----------   -----------
------------------------------------------------------------------------------------------------------------------
Total market value return(a)..............      16.39%(b)    11.53%    23.34%    21.53%      - 10.18%      - 12.20%
                                               ------       ------   -------   -------   -----------   -----------
                                               ------       ------   -------   -------   -----------   -----------
Total net asset value return(a)...........      14.05%(b)     7.77%    16.82%    26.17%       - 6.77%      - 14.21%
                                               ------       ------   -------   -------   -----------   -----------
                                               ------       ------   -------   -------   -----------   -----------
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period (in millions)...     $138.0       $125.0   $ 124.1   $  91.4   $      78.7   $      91.4
                                               ------       ------   -------   -------   -----------   -----------
                                               ------       ------   -------   -------   -----------   -----------
Ratio of expenses to average daily net
  assets (before expense reduction).......       0.98%(c)     0.96%     1.18%     1.16%         1.18%         1.14%
                                               ------       ------   -------   -------   -----------   -----------
                                               ------       ------   -------   -------   -----------   -----------
Ratio of expenses to average daily net
  assets (net of expense reduction).......       0.98%(c)     0.96%     1.18%     1.15%         1.12%         1.12%
                                               ------       ------   -------   -------   -----------   -----------
                                               ------       ------   -------   -------   -----------   -----------
Ratio of net investment income to average
  daily net assets (before expense
  reduction)..............................       7.28%(c)     6.94%     7.39%     8.24%         8.61%         7.35%
                                               ------       ------   -------   -------   -----------   -----------
                                               ------       ------   -------   -------   -----------   -----------
Ratio of net investment income to average
  daily net assets (net of expense
  reduction)..............................       7.28%(c)     6.94%     7.39%     8.25%         8.67%         7.37%
                                               ------       ------   -------   -------   -----------   -----------
                                               ------       ------   -------   -------   -----------   -----------
Portfolio turnover rate...................         18%(b)       30%       34%       31%           62%           76%
                                               ------       ------   -------   -------   -----------   -----------
                                               ------       ------   -------   -------   -----------   -----------

-------------------
(a) Total market value return is computed based upon the New York Stock Exchange market price of the fund's shares and excludes the effects of brokerage commissions. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the fund's dividend reinvestment plan. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested.

(b) Not annualized.

(c) Annualized.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Total Return Realty Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940 as amended (the act), as a closed-end, nondiversified management investment company.

    The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the board of directors shall determine in good faith to reflect its fair market value.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotations Bureau, or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities.

    Short-term debt securities, which have a maturity of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Discounts and premiums of securities purchased are amortized using the effective yield basis over their respective lives.

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly. Distributions to shareholders are recorded on the ex-dividend date. Dividends will automatically be reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to return of capital and capital gain distributions received by the fund on portfolio securities.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

    Borrowings and Leverage: The fund may borrow for leveraging purposes when an investment opportunity arises but the advisor believes that it is not appropriate to liquidate any existing investments. The fund will only borrow when the advisor believes that the cost of borrowing to carry the assets to be acquired through leverage will be lower than the return earned by the fund on its longer-term portfolio investments. Should the differential between interest rates on borrowed funds and the return from investment assets purchased with such funds narrow, the fund would realize less of a positive return, with the additional risk that, during periods of adverse market conditions, the market value of the fund's entire portfolio holdings (including those acquired through leverage) may decline far in excess of incremental returns the fund may have achieved in the interim.

NOTE 2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the advisor) serves as the investment advisor to the fund, pursuant to an advisory agreement (the advisory agreement). The advisor is responsible for the actual management of the fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular investment rests with the advisor, subject to review by the board of directors and the applicable provisions of the act. For the services provided pursuant to the advisory agreement, the adviser is entitled to receive a fee, computed daily and payable monthly at an annual rate of 0.70% of the fund's average daily net assets. For the six months ended June 30, 2003, the fund incurred investment advisory fees of $440,841.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Director's Fees: Certain directors and officers of the fund are also directors, officers and/or employees of the adviser. None of the directors and officers so affiliated received compensation from the fund for their services. For the six months ended June 30, 2003, fees and related expenses accrued for nonaffiliated directors totaled $21,773.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2003, totaled $24,414,578 and $23,006,911, respectively.

NOTE 4. INCOME TAXES

    At June 30, 2003, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost....................................  $115,584,229
                                                    ------------
                                                    ------------

Gross unrealized appreciation.....................  $ 22,351,505
Gross unrealized depreciation.....................  $ (1,399,655)
                                                    ------------

Net unrealized appreciation.......................  $ 20,951,850
                                                    ------------
                                                    ------------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to return of capital and capital gain distributions received by the fund on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically reclassified as ordinary income for tax purposes.

NOTE 5. COMMON STOCK

    At June 30, 2003, the fund has one class of common stock, par value $0.001 per share, of which 100 million shares are authorized and 9,249,159 shares are outstanding. Cohen & Steers Capital Management, Inc. owned 40,764 shares.

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                        AVERAGE ANNUAL TOTAL RETURNS (a)
                   (PERIODS ENDED JUNE 30, 2003) (UNAUDITED)

                                             SINCE INCEPTION
                  ONE YEAR      FIVE YEARS      (9/27/93)
                  --------      ----------      ---------
                    8.08%          8.41%          10.50%

--------------------------------------------------------------------------------
                        REINVESTMENT PLAN

   We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change the registration into your own name to participate.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the fund may purchase, from time to time, shares of its common stock in the open market.
--------------------------------------------------------------------------------

-----------
(a) Based on net asset value.
--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                                 PROXY RESULTS

    Cohen & Steers Total Return Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 24, 2003. The description of each proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------
                                                        SHARES VOTED     SHARES VOTED
                                                            FOR        AUTHORITY WITHHELD
-----------------------------------------------------------------------------------------
1. To elect Directors
  George Grossman.....................................   8,791,321           69,094
  Robert H. Steers....................................   8,721,381          138,034

-------------------------------------------------------------------------------------------
                                                 SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                     FOR          AGAINST        ABSTAIN
-------------------------------------------------------------------------------------------
2. To ratify PricewaterhouseCoopers LLP as the
   fund's independent accountants..............   8,738,777        43,219         77,419

--------------------------------------------------------------------------------
                                       18

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.
--------------------------------------------------------------------------------

                               PRIVACY POLICY

    The fund is committed to maintaining the privacy of its shareholders and to safeguarding their personal information. The following is provided to help you understand what personal information the fund collects, how we protect that information, and why in certain cases we may share this information with others.

    The fund does not receive any personal information relating to shareholders who purchase shares through an intermediary that acts as the record owner of the shares. In the case of shareholders who are record owners of the fund, to conduct and process your business in an accurate and efficient manner, we must collect and maintain certain personal information about you. This is the information we collect on applications or other forms, and from the transactions you make with us.

    The fund does not disclose any personal information about its shareholders or former shareholders to anyone, except as required or permitted by law or as is necessary to service shareholder accounts. We will share information with organizations, such as the fund's transfer agent, that assist the fund in carrying out its daily business operations. These organizations will use this information only for purposes of providing the services required or as otherwise as may be required by law. These organizations are not permitted to share or use this information for any other purpose. In addition, the fund restricts access to personal information about its shareholders to employees of the adviser who have a legitimate business need for the information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

               FOR HIGH CURRENT INCOME:                              FOR TOTAL RETURN:

                   COHEN & STEERS                                     COHEN & STEERS
                 EQUITY INCOME FUND                                   REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

              FOR CAPITAL APPRECIATION:                              FOR TOTAL RETURN:

                   COHEN & STEERS                                     COHEN & STEERS
                 SPECIAL EQUITY FUND                            INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

                                                           COHEN & STEERS SECURITIES, LLC, DISTRIBUTOR

--------------------------------------------------------------------------------
                                       20

--------------------------------------------------------------------------------
                  COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS                 KEY INFORMATION

Robert H. Steers                       INVESTMENT ADVISOR
Director and chairman                  Cohen & Steers Capital Management, Inc.
                                       757 Third Avenue
Martin Cohen                           New York, NY 10017
Director and president                 (212) 832-3232

Gregory C. Clark                       FUND ADMINISTRATOR AND CUSTODIAN
Director                               State Street Corp.
                                       225 Franklin Street
Bonnie Cohen                           Boston, MA 02110
Director
                                       TRANSFER AGENT
George Grossman                        Equiserve Trust Company
Director                               150 Royall Street
                                       Canton, MA 02021
Richard J. Norman                      (800) 426-5523
Director
                                       LEGAL COUNSEL
Willard H. Smith Jr.                   Simpson Thacher & Bartlett
Director                               425 Lexington Avenue
                                       New York, NY 10017
Greg E. Brooks
Vice president                         New York Stock Exchange Symbol: RFI

Adam Derechin                          Web site: cohenandsteers.com
Vice president and assistant treasurer
                                       This report is for shareholder
Lawrence B. Stoller                    information. This is not a prospectus
Assistant secretary                    intended for use in the purchase or sale
                                       of fund shares. Past performance is of
                                       course no guarantee of future results
                                       and your investment may be worth more
                                       or less at the time you sell.

--------------------------------------------------------------------------------
                                       21

COHEN & STEERS
TOTAL RETURN REALTY FUND
757 THIRD AVENUE
NEW YORK, NY 10017

                               COHEN & STEERS
                          TOTAL RETURN REALTY FUND

                          -------------------------

                              SEMIANNUAL REPORT
                                JUNE 30, 2003


                           STATEMENT OF DIFFERENCES

The section symbol shall be expressed as..............................   'SS'
The division sign shall be expressed as...............................  [div]